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                                  EXHIBIT 1

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                        AGREEMENT AND PLAN OF MERGER


                                BY AND AMONG


                              POWERBRIDGE, INC.


                         EVERGREEN RESOURCES, INC.


                                     AND


                     EVERGREEN RATON PROPERTIES, INC.








                    _________________________________

                       DATED AS OF AUGUST 14, 1996
                    _________________________________




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

                        AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of this 14th day of August, 1996, by and between POWERBRIDGE, INC. ("PBI"), a Texas corporation, JAMES R. CLEMENTS, F. DAVID GRAEBER, JAMES W. WILLIAMS, THE HICKS LIVING TRUST, SANDRA MOSES, JAMES R. MACANLISS AND CHRISTOPHER VONDER HOYA, (herein collectively called "PBI Shareholders"), EVERGREEN RESOURCES, INC. ("Evergreen"), a Colorado corporation, and EVERGREEN RATON PROPERTIES, INC. ("Raton"), a Colorado corporation and a wholly owned subsidiary of Evergreen.

                                  RECITALS:

     A. Each of the Boards of Directors of PBI, Evergreen and Raton has determined it is in the best interests of its respective shareholders for Raton to merge with and into PBI (the "Merger"), on the terms and subject to the conditions set forth herein;

     B. Each of PBI, Evergreen and Raton desires to provide for the consummation of the Merger and certain other transactions relating thereto, on the terms and subject to the conditions set forth herein;

     C. The parties hereto desire that Raton merge with and into PBI and that PBI Shares (as defined herein) be converted into Evergreen Shares (as defined herein) in the manner and subject to the terms and conditions of the Merger as described herein; and

     D. The Merger is intended to qualify, for federal income tax purposes, as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the "Code");

     NOW THEREFORE, in consideration of the foregoing recitals and of the mutual covenants, agreements, representations and warranties herein contained, the parties do hereby agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

     As used in this Agreement the following terms shall have the following respective meanings:

     1.1 "ACTION" means any actual or threatened suit, action, arbitration, inquiry, proceeding or investigation actually pending by or before any court, governmental or other regulatory or administrative agency or commission.

     1.2 "ASSETS" means all of PBI's right, title and interest in and to its assets, including, without limitation, assets used or held for use primarily in the conduct by PBI of its business including, further without limitation, all of the assets listed on EXHIBIT A.

     1.3 "CLOSING" means the consummation of the transactions contemplated by this Agreement.

     1.4  "CLOSING DATE" means the date on which the Closing occurs.

     1.5 "EFFECTIVE TIME" means the date and time on which the Merger becomes effective by both filing the Articles of Merger with the Secretary of State of Colorado and the Articles of Merger with the Secretary of State of the State of Texas.

     1.6 "MATERIAL ADVERSE EFFECT" means a quantifiable material diminution in the value of the Assets or business of PBI or Evergreen which, when taken as a whole, results in or is reasonably expected to result in an adverse change to the financial condition of PBI or Evergreen or their Assets, as applicable, and which will have a financial impact on PBI of $10,000 or more, and on Evergreen of $100,000 or more.

     1.7 "CLAIMS" means demands, actions, causes of action, judgments, assessments, liabilities, damages and costs (including reasonable attorney's fees and all other litigation expenses), whether known or unknown (as of the date hereof), asserted (as of the date hereof), founded in contract or tort, whether the basis is statutory or common-law.

     1.8 "PBI SHARES" means all of the issued and outstanding common stock of PBI, without par value.

     1.9 "EVERGREEN SHARES" means the restricted voting common stock of Evergreen, no par value, to be received by the PBI Shareholders pursuant to the terms of the Merger.

     1.10 "PRINCIPAL PBI SHAREHOLDERS" means James R. Clements, F. David Graeber, James W. Williams and the Hicks Living Trust.

     1.11 "SUBSIDIARIES" means all of the subsidiaries and affiliates of PBI described on EXHIBIT G, attached hereto.

                                 ARTICLE II
                                 THE MERGER

     2.1 THE MERGER. At the Effective Time, on the terms and subject to the conditions of this Agreement, Raton will be merged with and into PBI in accordance with the applicable provisions of the Texas Business Corporation Act of the State of Texas and the law of the State of Colorado.

     2.2 TRANSFER OF PROPERTY AND LIABILITIES. At the Effective Time, the separate corporate existence of Raton shall cease, all of the outstanding PBI Shares shall be automatically converted into Evergreen Shares and PBI shall possess all the rights, privileges, immunities, powers, purposes, and all the property, real and personal, causes of action, and every other asset of Raton and shall assume and be liable for all the liabilities, obligations and penalties of Raton in accordance with applicable law.

     2.3 SURVIVING CORPORATION. Following the Merger, the existence of Evergreen and PBI shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities, and powers and subject to all the duties and liabilities of corporations organized under the laws of the States of Colorado and Texas. The Articles of Incorporation and Bylaws of Raton, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and Bylaws of PBI as the surviving corporation and thereafter shall continue in full force and effect until the same may be amended in accordance with applicable law and shall not be changed in any manner by the Merger.

     2.4 CONVERSION OF PBI STOCK. At the Effective Time, the PBI Shares shall automatically be converted into 143,396 Evergreen Shares in the aggregate. All of the PBI Shares converted into Evergreen Shares will no longer be outstanding and will automatically be canceled and will cease to exist, and each certificate previously representing such shares shall thereafter represent (i) the appropriate number of whole Evergreen Shares and
(ii) the right to receive cash in lieu of fractional shares that the PBI Shareholder would be otherwise entitled to receive. Each issued and outstanding share of Raton will be converted into one fully paid and non-assessable share of PBI.

     2.5  [RESERVED].

     2.6 NO FRACTIONAL SHARES. No fractional Evergreen Shares will be issued in the Merger. In lieu of any such fractional shares, Evergreen shall pay each holder of PBI Shares who would otherwise be entitled to a fraction of an Evergreen Share upon surrender of a certificate for exchange pursuant to this Article an amount in cash (without interest) rounded to the nearest cent determined by multiplying the fractional interest to which such holder would otherwise be entitled by the mutually agreed price of $6.625.

     2.7 PROCEDURES. (a) At or after the Effective Time, the certificates representing PBI Shares ("PBI Certificates") may be exchanged by the holders thereof in the manner described below for new certificates representing the number of Evergreen Shares into which such PBI Shares have been converted ("Evergreen Certificates").

     (b) Barry Spector shall act as the Exchange Agent (the "Exchange Agent") to exchange PBI Certificates for Evergreen Certificates and to issue the Evergreen Shares. After surrender to the Exchange Agent of any PBI Certificate at the Closing, Evergreen shall cause the Exchange Agent to distribute to the person in whose name such PBI Certificate has been issued an Evergreen Certificate representing the number of Evergreen Shares to be issued based upon ownership interests reflected in EXHIBIT B.

     (c) Any PBI Shareholder whose PBI Certificates have been lost or destroyed may nevertheless obtain the Evergreen Shares to which such PBI Shareholder is entitled provided such PBI Shareholder delivers to the Exchange Agent a statement certifying such loss or destruction and providing for reasonable indemnity indemnifying Evergreen and the Exchange Agent against any loss or expense either of them may incur as a result of such lost or destroyed certificates being presented to the Exchange Agent.

     2.8 CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement will take place at the offices of Evergreen, 1512 Larimer Street, Suite 1000, Denver, Colorado, or at such other place as shall be mutually agreeable to the parties. The Closing Date shall be August 14, 1996, at 10:00 a.m. or such other date and time as shall be mutually agreeable to the parties. On the Closing Date, the following actions shall occur:

     (a) The PBI Shareholders shall deliver the PBI Certificates to Evergreen, duly endorsed in blank, together with such other documents of transfer as Evergreen may reasonably request;

     (b) PBI (the "Surviving Corporation") will deliver to Evergreen a certificate representing the shares of the Surviving Corporation's common stock into which the issued and outstanding shares of Raton's common stock were converted upon the surrender of the certificates representing the shares of Raton's common stock so converted, appropriately endorsed for transfer, which shares shall be all of the issued and outstanding shares of the Surviving Corporation.

     (c) The Evergreen and PBI Officer's Certificates (EXHIBITS H and I) shall be exchanged;

     (d) Evergreen and the Exchange Agent shall deliver the Evergreen Certificates;

     (e) Each party shall take such other actions and shall execute and deliver such other instruments or documents as are properly required under the terms of this Agreement.

     2.9 NONASSIGNABILITY OF SHARES. Neither the right to receive the Evergreen Shares, nor any interest received therein shall be assignable by any PBI Shareholder except to an affiliate of such PBI Shareholder (as the term is used in the Securities Act) or by a will or operation of law until delivered to the Shareholder pursuant to the terms of this Article II.

                                 ARTICLE III
            REPRESENTATIONS OF PBI AND PRINCIPAL PBI SHAREHOLDERS

     Each Principal PBI Shareholder and PBI (and where specifically indicated each PBI Shareholder) hereby represent and warrant to Evergreen and Raton that as of the Closing Date the following statements are true. In each case where the representation or warranty relates to a Principal PBI Shareholder's ownership interests, knowledge, or title, each Principal PBI Shareholder's representation and/or warranty will be only with respect to his or her ownership interests, own knowledge, and own title:

     3.1 EXISTENCE: GOOD STANDING: CORPORATE AUTHORITY. PBI is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas. PBI is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect on the business, results of operations or financial condition of PBI and its Subsidiaries taken as a whole. PBI has all requisite corporate power and authority to own, operate and lease its properties and carry on its business as now conducted. Each of the Company's Subsidiaries listed on EXHIBIT G is a corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or partnership power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

     3.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENT. PBI and each of its Subsidiaries have the requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and to consummate and perform the transactions contemplated hereby. The consummation and performance of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of PBI and each Subsidiary. Each Principal PBI Shareholder has all necessary authority to execute, deliver and perform his or her obligations under this Agreement and to consummate and perform the transactions contemplated hereby. This Agreement constitutes, and all agreements and documents contemplated hereby to be executed, delivered and performed by PBI and its Subsidiaries (when executed and delivered pursuant hereto) shall constitute, the valid and binding obligations of PBI and its Subsidiaries, enforceable in accordance with their respective terms.

     3.3 CAPITALIZATION. The authorized capital stock of PBI consists of 5,000,000 shares of common stock, without par value per share, 588,889 shares of which are validly issued and outstanding, fully paid and nonassessable and owned by the PBI Shareholders. There are no outstanding options, warrants, calls, convertible securities or other rights, agreements, commitments or other instruments pursuant to which PBI or any of its Subsidiaries is or may become obligated to authorize, issue or transfer any shares of its capital stock. EXHIBIT B is a complete and accurate list of all PBI Shareholders and the number of shares and percentage held by each. PBI Shareholders have, and shall have upon the transfer of the PBI Shares to Evergreen on the Closing Date, good, absolute and marketable title to all of the PBI Shares. There are no restrictions applicable to the PBI Shares which would affect the transactions contemplated herein.

     3.4 NO VIOLATION. Except as set forth on EXHIBIT J, neither the execution and delivery of this Agreement by PBI or each Principal PBI Shareholder, the consummation of the transactions contemplated hereby nor compliance by PBI and each Principal PBI Shareholder with any provisions hereof will: conflict with or result in any breach of the Articles of Incorporation or Bylaws of PBI, or its Subsidiaries, as amended to date; result in a violation or breach of any term of, or constitute (with or without due notice or lapse of time or both) a default (or acceleration) under any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, pledge, lease, agreement or other instrument or obligation to which PBI, or any of its Subsidiaries, is a party or by which PBI may be bound; violate any law, regulation, judgment, order, writ, injunction or decree applicable to PBI or to any of its Subsidiaries.

     3.5 LEGAL PROCEEDINGS. Except as set forth in EXHIBIT C, there are no material legal, administrative, arbitral, governmental or other proceedings, Actions or governmental investigations of any nature pending, or to the best knowledge of PBI and the Principal PBI Shareholders, threatened against PBI or any Principal PBI Shareholders which could have a Material Adverse Effect. Except as set forth in EXHIBIT C, neither PBI nor any Principal PBI Shareholder is subject to any order, judgment, injunction, rule or decree which has or could result in a Material Adverse Effect.

     3.6 CONSENTS AND APPROVALS. Except as set forth on EXHIBIT K, no consent, approval, order or authorization of, or registration, qualification, or filing with any United States or other governmental authority, or any other person is necessary to be obtained by PBI or any Principal PBI Shareholder in connection with the consummation of the transactions contemplated by this Agreement.

     3.7 INSURANCE. EXHIBIT D lists all of the insurance policies, binders and bonds maintained by PBI, all of which are in full force and effect. PBI is not in default thereunder and all claims have been filed in due and timely fashion. PBI is insured with reputable insurers against such risks (including fire, liability and title insurance) and in such amounts as are normally insured against by companies of the same type and in the same line of business and as are adequate for the conduct of PBI's business.

     3.8 MATERIAL CONTRACTS AND COMMITMENTS. Except described on EXHIBIT E attached hereto, neither PBI nor any of its Subsidiaries is a party to any written or oral agreement, contract, commitment, lease, authority for expenditure ("AFE") or other instrument, including, without limitation, any consulting agreement, loan agreement or other contract or commitment for the borrowing or lending of money, agreement or arrangement for a line of credit, or guaranty, pledge or undertaking of the indebtedness of any other person, firm, corporation or entity, or commitment to expend money in connection with proposed or ongoing operations, or sale of production, reasonably expected to require the expenditure (by PBI, or by its Subsidiaries, net to its respective interests), in the aggregate, considering all such agreements, contracts, AFE's or other similar instruments, of more than $19,000. Except as may be disclosed on EXHIBIT E, PBI and each of its Subsidiaries are in compliance with the material provisions of each of the agreements, contracts, AFE's, commitments, leases and other instruments, documents and undertakings to which it is a party or to which it is otherwise bound; and except as listed on EXHIBIT E, neither PBI nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any material obligation, covenant or condition contained therein, and, except for the nonpayment of amounts due that will be paid in the ordinary course, no unremedied event has occurred which (with or without the giving of notice or lapse of time, or both) will constitute a material default with respect to any provisions thereunder.

     3.9 TAXES. To the best of PBI's and each Principal PBI Shareholder's knowledge, PBI and each of its Subsidiaries have filed all tax returns and reports required to be filed, or have filed requests for extensions to file such returns or reports which have been filed timely and granted and have not expired, and all tax returns and reports are complete and accurate in all respects, except to the extent that such failures to file or be complete or accurate in all respects, as applicable, individually or in the aggregate, would not have a Material Adverse Effect. PBI and each of its Subsidiaries have paid or made provision for all taxes shown as due on such tax returns and reports.

     3.10 NO THIRD PARTY OPTIONS. There are no existing agreements, options, commitments or rights with, to or in any third party to acquire any interests, assets, or property of PBI or of any of its Subsidiaries.

     3.11 STATEMENTS MADE. No representation, warranty, statement made or information or data provided by PBI or any PBI Shareholder in or related to this Agreement and furnished to Evergreen or Raton in connection with the transactions contemplated hereby, contains or will contain, to the best of PBI's or any PBI Shareholder's knowledge, any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     3.12 NO PREPAYMENTS. Neither PBI nor any of its Subsidiaries is obligated to deliver any quantities of oil, gas or other hydrocarbon substances without thereafter receiving full payment therefor in the ordinary course of business. Except as set forth on EXHIBIT E, no operations have been conducted pursuant to any agreement to which PBI or any of its Subsidiaries is a party and that would have a Material Adverse Effect upon the Assets of PBI or its Subsidiaries or which would result in PBI or any of its Subsidiaries relinquishing, permanently or temporarily, any interests or ownership rights in any portion of its Assets, or under which PBI or any of its Subsidiaries has become a "non-consenting" party.

     3.13 BROKERS AND FINDERS. Neither PBI nor any Principal PBI Shareholder has (directly or indirectly) entered into any agreement with any person, firm or corporation for payment of any commission, brokerage or "finders fee" in connection with the transactions contemplated herein.

     3.14 COMPLIANCE WITH LAWS. The conduct of PBI's business, and the business of each Subsidiary, has at all times been conducted and operated, and all properties operated by PBI and its Subsidiaries maintained in material compliance with all applicable laws, rules, orders, and regulations, including specifically all those related to the protection of the environment except for such noncompliance as will not have a Material Adverse Effect. To the best knowledge of PBI and the Principal PBI Shareholders, there are no conditions which, under existing applicable federal, state or local laws, rules or regulations, would constitute a condition requiring any remedial or clean-up action of PBI Assets. Neither PBI nor its Subsidiaries have received any notification of any such noncompliance and neither PBI nor its Subsidiaries is aware of or has authorized the use of any Hazardous Materials (as defined below), except those which may be naturally occurring, located on any portion of the Assets of PBI and its Subsidiaries, other than in de minimis amounts for reasonable use in day-to-day operations, or oil and gas being stored, pumped or transported for sale. Neither PBI nor any Principal PBI Shareholder has received notice that any of the Assets of PBI and its Subsidiaries are subject to any "Superfund" type liens by governmental regulatory agencies or other third parties arising from the deposit, release or threatened release of Hazardous Materials, as defined below, in, or about the Assets of

PBI and its Subsidiaries. For purposes of this Agreement, "Hazardous Materials" includes, without limitation, any flammable materials, explosive, hazardous or toxic substance, or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended (42 U.S.C. Sections 9601, ET SEQ.), the Resource Conservation and Recovery Act, as now or hereafter amended (42 U.S.C. Sections 6901, ET SEQ.), the Hazardous Material Transportation Act of 1975, as amended, (49 U.S.C. Sections 1801, ET SEQ.), the Federal Water Pollution Control Act, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, and defined in any state environmental laws or statutes having application to the Assets or business of PBI and its Subsidiaries, and defined in the regulations promulgated pursuant to those statutes and laws.

     3.15 AUDITS. Neither PBI, any of the Principal PBI Shareholders, nor any of its Subsidiaries has received notice of any third-party or governmental audits or audit claims pending or threatened concerning or related to PBI or its Subsidiaries.

     3.16 ASSETS AND WARRANTY OF TITLE. EXHIBIT A is a true and correct description of the material assets of PBI and of each of its Subsidiaries ("Assets"). As of the Closing Date, PBI and each Principal PBI Shareholder hereby warrant and defend the title of PBI and/or its Subsidiaries, as applicable, to the Assets owned by PBI and its Subsidiaries against all persons claiming any right title or interest therein by, through or under PBI, its Subsidiaries, or Shareholders, but not otherwise. Further, PBI and each Principal PBI Shareholder represent that PBI and each of its Subsidiaries will have, at Closing, good title in and to the respective Assets owned by each of them, free and clear of all mortgages, pledges, security agreements, security interests, liens, adverse claims and other encumbrances except for those noted on EXHIBIT A.

     3.17 LIABILITIES. EXHIBIT F is a true and complete description of all material liabilities of PBI and its Subsidiaries for which PBI or any of its Subsidiaries will remain liable and responsible after the Closing Date.

     3.18 SECURITIES MATTERS. (a) Each PBI Shareholder understands and acknowledges that the Evergreen Shares which will be received pursuant to the terms of the Merger will not be registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state at the Effective Time and that Evergreen is relying upon exemptions from the registration requirements of such laws, including, without limitation, a Section 4(2) exemption, which exemptions may be affected by the bona fide investment intent of such shareholders. Each PBI shareholder acknowledges that no state or federal governmental entity has reviewed or approved the transfer of the Evergreen Shares to PBI Shareholders.

     (b) Each PBI Shareholder is acquiring the Evergreen Shares for its own account and not with a view to, or for resale in connection with, any distribution thereof or the grant of any participation therein.

     (c) Each PBI Shareholder understands that its acquisition of the Evergreen Shares is highly speculative and involves a high degree of risk.

     (d) Each PBI Shareholder is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act, and resides actually or legally as identified in Section 11.5.

     3.19 PBI FINANCIAL STATEMENTS; NO CHANGES; NO LIABILITIES. The audited financial statements of PBI for each of the fiscal years 1993, 1994 and 1995, the unaudited financial statements of PBI at and for the year to date period ending June 30, 1996 (the "PBI Financial Statements") all of which have been provided to Evergreen, are true, correct and complete in all material respects and present fairly, in conformity with generally accepted accounting principles consistently applied, the financial position of PBI at the dates indicated and the results of is operations for each of the periods indicated, except as otherwise set forth in the notes thereto. Since the date of the year to date financials referenced in the prior sentence, there has been (i) no material adverse changes in the business or operations of PBI, (ii) no incurrence by or subjection of PBI to any obligation or liability (whether fixed, accrued or contingent) or commitment material to PBI not referred to in this Agreement, except such obligations or liabilities as were or may be incurred in the ordinary course of business and which are reflected on the PBI Financial Statements. Except for the liabilities which are disclosed in the PBI Financial Statements or disclosed on Exhibit F, PBI has not material liabilities or material obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due.

     3.20 PBI FUELS, L.P. FINANCIAL STATEMENTS; NO CHANGES; NO LIABILITIES. The audited financial statements of PBI Fuels, L.P. ("PBIF") for each of the fiscal years 1993, 1994 and 1995, the unaudited financial statements of PBIF at and for the year to date period ending June 30, 1996 (the "PBIF Financial Statements") all of which have been provided to Evergreen, are true, correct and complete in all material respects and present fairly, in conformity with generally accepted accounting principles consistently applied, the financial position of PBIF at the dates indicated and the results of its operations for each of the periods indicated, except as otherwise set forth in the notes thereto. Since the date of the year to date financials referenced in the prior sentence, there has been (i) no material adverse change in the business or operations of PBIF, (ii) no incurrence by or subjection of PBIF to any obligation or liability (whether fixed, accrued or contingent) or commitment material to PBIF not referred to in this Agreement, except such obligations or liabilities as were or may be incurred in the ordinary course of business and which are reflected on the PBIF Financial Statements. Except for the liabilities which are disclosed in the PBIF Financial Statements or disclosed on Exhibit F, PBIF has no material liabilities or material obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due.

     3.21 SUBSIDIARIES. Each of the Subsidiaries is owned as set forth on EXHIBIT G. There are no outstanding or pending subscriptions, warrants, options, convertible securities or other rights (contingent or otherwise) to purchase or acquire any shares of any of the Subsidiaries and no issuance of any of the foregoing to any specific person or entity, or class of persons or entities is authorized.

     3.20 IMPORTANCE OF REPRESENTATIONS AND WARRANTIES. Each PBI Shareholder acknowledges that his representations and warranties contained herein are a prerequisite to and part of the consideration given to Evergreen for Evergreen's agreement to enter this Agreement, complete the transactions contemplated herein and assume the obligations provided for herein. Each PBI Shareholder acknowledges that Evergreen is relying on all representations of such PBI Shareholder made herein in deciding to enter this Agreement and that the representations and warranties of each PBI Shareholder made herein are a material inducement to Evergreen to enter this Agreement and consummate the transactions contemplated herein.

                                 ARTICLE IV
                  REPRESENTATIONS OF EVERGREEN AND RATON

     Evergreen and Raton represent and warrant to PBI and PBI Shareholders that:

     4.1 EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY. Evergreen and Raton are corporations duly incorporated, validly existing and in good standing under the laws of the State of Colorado. Evergreen and Raton are duly licensed or qualified to do business as foreign corporations and are in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by them or in which the transaction of their business makes such qualification necessary, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect on the business, results of operations or financial condition of Evergreen, Raton or Evergreen's other Subsidiaries taken as a whole. Evergreen and Raton have all requisite corporate power and authority to own, operate and lease their properties and carry on their business as now conducted. Evergreen and its Subsidiaries, including Raton, are corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation or organization, have the corporate authority to own their properties and to carry on their business as it is now being conducted, and are duly qualified to do business and in good standing in each jurisdiction in which the ownership of their property or the conduct of their business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

     4.2 AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENT. Evergreen, and its Subsidiaries, including Raton, have the requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and to consummate and perform the transactions contemplated hereby. The consummation and performance of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Evergreen and each Subsidiary, including Raton. This Agreement constitutes, and all agreements and documents contemplated hereby to be executed, delivered and performed by PBI and its Subsidiaries (when executed and delivered pursuant hereto) shall constitute the valid and binding obligations of Evergreen and its Subsidiaries, including Raton, enforceable in accordance with their respective terms.

     4.3 CAPITALIZATION. The authorized capital stock of Evergreen consists of 50,000,000 shares of common stock, no par value, 5,939,736 shares of which are validly issued and outstanding as of August 2, 1996, fully paid and nonassessable, and 25,000,000 shares of preferred stock, par value $1 per share, 7,500,000 shares of which are validly issued and outstanding as of August 2, 1996, fully paid and nonassessable. Except as disclosed in the proxy statement of Evergreen dated July 15, 1996, Evergreen has no knowledge of any voting trusts, proxies, or other agreements or understandings with respect to the voting of Evergreen common stock involving holders of more than 5% of any class of Evergreen equity security.

     4.4 NO VIOLATION. Neither the execution and delivery of this Agreement by Evergreen and Raton, the consummation of the transactions contemplated hereby nor compliance by Evergreen and Raton with any provisions hereof will: conflict with or result in any breach of the Articles of Incorporation or Bylaws of Evergreen, or its Subsidiaries, including Raton, as amended to date; result in a violation or breach of any term of, or constitute (with or without due notice or lapse of time or both) a default (or acceleration) under any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, pledge, lease, agreement or other instrument or obligation to which Evergreen, or any of its Subsidiaries, including Raton, is a party or by which Evergreen or Raton may be bound; violate any law, regulation, judgment, order, writ, injunction or decree applicable to Evergreen or to any of its Subsidiaries, including Raton.

     4.5 LEGAL PROCEEDINGS. Except as set forth on EXHIBIT C, there are no material legal, administrative, arbitral, governmental or other proceedings, actions or governmental investigations of any nature pending, or to the best knowledge of Evergreen and Raton, threatened against Evergreen or its Subsidiaries, including Raton, which could have a Material Adverse Effect upon Evergreen. Neither Evergreen nor Raton is subject to any order, judgment, injunction, rule or decree which has or could result in a Material Adverse Effect upon Evergreen.

     4.6 CONSENTS AND APPROVALS. Except as disclosed on EXHIBIT L, no consent, approval, order or authorization of, or registration, qualification, or filing with any United States or other governmental authority, or any other person are necessary to be obtained by Evergreen or any of its Subsidiaries, including Raton, in connection with the consummation of the transactions contemplated by this Agreement.

     4.7 STATEMENTS MADE. No representation, warranty, statement made or information or data provided by Evergreen or Raton in or related to this Agreement and furnished to PBI or PBI Shareholders, in connection with the transactions contemplated hereby contains or will contain, to the best of Evergreen's or Raton's knowledge, any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     4.8 BROKERS AND FINDERS. Evergreen and Raton have incurred no obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the matters provided for in this Agreement.

     4.9 COMPLIANCE WITH LAWS. The conduct of Evergreen's business, and the business of each Subsidiary, has at all times been conducted and operated, and all properties operated by Evergreen and its Subsidiaries maintained in material compliance with all applicable laws, rules, orders, and regulations, including specifically all those related to the protection of the environment, except for such noncompliance which will not have a Material Adverse Effect. To the best knowledge of Evergreen, there are no conditions which, under existing applicable federal, state or local laws, rules or regulations, would constitute a condition requiring any remediation or clean-up action of assets or properties of Evergreen. Neither Evergreen nor its Subsidiaries have received any notification of such noncompliance and neither Evergreen nor its Subsidiaries is aware or has authorized the use of any Hazardous Materials except those which may be naturally occurring, located on any portion of the assets or properties of Evergreen and its Subsidiaries, other than in de minimis amounts for reasonable use in day-to-day operations, or oil and gas being stored, pumped or transported for sale. Evergreen has not received notice that any of its assets or properties or those of its Subsidiaries are subject to any "Superfund" type liens by governmental regulatory agencies or other third parties arising from the deposit, release or threatened release of Hazardous Materials in, or about the assets or properties of Evergreen and its Subsidiaries.

     4.10 IMPORTANCE OF REPRESENTATIONS AND WARRANTIES. Evergreen acknowledges that its representations and warranties contained herein are a prerequisite to and part of the consideration given to PBI and the Principal PBI Shareholders for their agreement to enter this Agreement and complete the transactions contemplated herein. Evergreen acknowledges that PBI and each Principal PBI Shareholder are relying on all representations and warranties made herein in deciding to enter this Agreement and that the representations and warranties of Evergreen made herein are a material inducement to PBI and each Principal PBI Shareholder to enter this Agreement and consummate the transactions contemplated herein.

     4.11 TAX REPRESENTATIONS. (a) Evergreen has no present plan or intention following the Effective Time to cause PBI to issue additional shares of stock that would result in Evergreen losing control of PBI within the meaning of Section 368(c) of the Code.

     (b) Evergreen has no present plan or intention following the Effective Time to reacquire any shares of Evergreen Shares issued in the Merger.

     (c) Evergreen has no present plan or intention following the Effective Time to liquidate PBI, merge PBI with or into another corporation, sell or otherwise dispose of the stock of PBI, or cause PBI to sell or otherwise dispose of any of its assets or of any of the assets acquired by it from Raton, except for dispositions made in the ordinary course of business or transfers of assets to corporations controlled by PBI.

     (d)  Evergreen and Raton are not investment companies as defined in
Section 368(a)(2)(F)(iii) and (iv) of the Code.

     (e) Raton is wholly owned directly by Evergreen, and Raton has never owned or held any assets and has never incurred any liabilities, except for assets transferred to Raton in connection with its incorporation, all of which assets will be held by the PBI immediately following the Merger;

     (f) neither Evergreen nor any of its subsidiaries own, nor have any of them owned during the past five years, any capital stock of PBI;

     (g) Raton will have no liabilities assumed by PBI and will not transfer to PBI any assets subject to liabilities in the Merger; and

     (h) there is no intercorporate indebtedness between PBI and Evergreen or between PBI and Raton.

                                 ARTICLE V
                           PRE-CLOSING COVENANTS

     5.1 REASONABLE BEST EFFORTS. Subject to the terms and conditions hereof, each of the parties shall use its respective commercially reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate the Merger.

     5.2 ACCESS; CONFIDENTIALITY. (a) During the period from the date of this Agreement until the Effective Time, upon reasonable notice and subject to applicable laws relating to the exchange of information, PBI shall permit Evergreen to have reasonable access to all books, records, documents, instruments, correspondence, files, geophysical information, contracts, and other information regarding PBI and its Subsidiaries in the custody or possession of PBI Shareholders, PBI or its Subsidiaries, and shall permit Evergreen to have reasonable access to all Assets of PBI and its Subsidiaries. PBI Shareholders will cooperate and will cause PBI and its Subsidiaries to cooperate in providing all reasonable access to Evergreen pursuant to this Section. PBI and its Shareholders shall not be required to provide access to or to disclose information where such access or disclosure would contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto shall make appropriate substitute disclosure arrangements satisfactory to Evergreen under circumstances in which the restrictions of the preceding sentence apply. Evergreen shall and shall cause its agents to conduct such investigations in such a manner so as not to unreasonably interfere with the normal operations of PBI.

     (b) All information furnished by PBI and its Shareholders or any of their representatives to Evergreen, Raton or its representatives pursuant hereto shall be treated as the sole property of PBI and, if the Merger does not occur, Evergreen and its representatives shall return to PBI all of such written information and all documents, magnetic media, notes, summaries and other materials containing, reflecting or referring to, or derived from, such information. Evergreen shall and shall cause its representatives to maintain the confidentiality all such information and shall use such information solely for purposes of this Agreement and shall not directly or indirectly use such information for any competitive or other commercial purposes.

     5.3 NO SOLICITATION. From the date of this Agreement until either the Closing Date or the termination of this Agreement, PBI Shareholders shall not negotiate, either on a solicited or unsolicited basis, directly or indirectly, with any other person, firm, or entity with regard to the sale, transfer, exchange or other disposition of the PBI Shares or with regard to the sale, transfer, or other disposition of any material assets of PBI or of any of its Subsidiaries without the prior, express written consent of Evergreen.

     5.4 CONDUCT OF BUSINESS OF PBI. Except as contemplated by this Agreement or with the prior written consent of Evergreen, during the period from the date of this Agreement to the Effective Time, PBI will and will cause each of its Subsidiaries to conduct its operations only in the ordinary and usual course of business consistent with past practice and will use all reasonable efforts to preserve intact its present business organization. Without limiting the generality of the foregoing, PBI and the PBI Shareholders expressly agree:

     (a) Neither PBI nor any of its Subsidiaries shall enter any contractual commitments or other arrangements, including AFE's, involving amounts exceeding, in the aggregate, $10,000, or durations exceeding 30 days, which would continue following the Closing Date and which would be binding upon PBI or any of its Subsidiaries following the Closing Date without the written consent of Evergreen.

     (b) Neither PBI nor any of its Subsidiaries shall increase in any manner the base compensation of any employees of PBI, or of any its Subsidiaries, or enter into any new bonus or incentive agreement or arrangement with any of those employees.

     (c) No PBI Shareholder shall sell, transfer, convey or encumber the Shares.

     (d) Neither PBI nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any of their Assets, or create or permit to exist any new security interest, liens or encumbrances on any of the Assets.

     (e) Neither PBI nor any of its Subsidiaries shall enter into any merger, consolidation, joint venture, partnership or similar arrangement.

     (f) Neither PBI nor any of its Subsidiaries shall purchase any properties or securities from any other person, firm or entity.

     (g) Neither PBI nor any of its Subsidiaries shall terminate or fail to renew any of the insurance policies or coverages specified on EXHIBIT D.

     (h) Neither PBI nor any of its Subsidiaries shall loan any amounts of money to any person, firm or entity, nor shall PBI or any of its Subsidiaries be permitted to borrow any sums of money except for amounts not exceeding an additional $10,000 under PBI's existing credit facility with Hibernia National Bank.

     5.5 EVERGREEN CAPITAL STOCK. Except for the proposed transactions between Evergreen and Energy Investors Fund, L.P. and Energy Investors Fund II, L.P. previously disclosed to PBI, during the period from the date of this Agreement through the Effective Time, and except as otherwise contemplated by this Agreement or consented to by the PBI Shareholders, Evergreen shall not issue, sell, redeem, repurchase, recapitalize, reclassify, split or deliver any shares of its capital stock, excluding any shares subject to a stock option plan, or declare or pay a dividend or issue or sell any securities convertible into, or option with respect to, or warrants to purchase or rights to subscribe to, any shares of its capital stock.

     5.6 PBI RESIGNATIONS. At the Closing, PBI shall deliver to Evergreen and Raton the written resignations, effective as of the Closing Date, of all officers and directors of PBI and all of PBI's Subsidiaries as identified on EXHIBIT G.

                                  ARTICLE VI
                         PBI'S CONDITIONS FOR CLOSING

     The obligation of PBI to effect the Merger shall be subject to the fulfillment or waiver at the Closing Date of the following conditions:

     6.1 REPRESENTATIONS. The representations and warranties of Evergreen and Raton contained herein shall be true and correct in all material respects as of the Closing Date as though made on and as of that date.

     6.2 PERFORMANCE. Evergreen shall have performed in all material respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing Date.

     6.3 OFFICER'S CERTIFICATE. Evergreen shall have delivered to PBI an Officer's Certificate substantially in the form and substance attached hereto as EXHIBIT H and dated as of the Closing Date.

     6.4 NO MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no material adverse change in the business, financial or legal condition of Evergreen, taken as a whole. None of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement.

     6.5 BEST EFFORTS. Evergreen shall use its best efforts to satisfy, fulfill or otherwise comply with all of the conditions precedent to PBI's obligation to consummate the Merger.

                                 ARTICLE VII
                     EVERGREEN'S CONDITIONS FOR CLOSING

     The obligation of Evergreen to effect the Merger shall be subject to the fulfillment or waiver at or prior to the Closing Date of the following conditions:

     7.1 REPRESENTATIONS. The representations and warranties of Shareholders contained herein shall be true and correct in all material respects on the Closing Date.

     7.2 PERFORMANCE. PBI shall have performed in all material respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing Date.

     7.3 OFFICER'S CERTIFICATE. PBI shall have delivered to Evergreen an Officer's Certificate substantially in the form and substance attached hereto as EXHIBIT I and dated as of the Closing Date.

     7.4 NO MATERIAL ADVERSE CHANGE. Since the date of this Agreement, there shall have been no material adverse change in the business, financial or legal condition of PBI, taken as a whole. None of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement.

     7.5 DUE DILIGENCE. It further is expressly understood that Evergreen's obligation to consummate the Merger on the Closing Date shall be conditioned upon the due diligence review by Evergreen, satisfactory to Evergreen in its reasonable judgment, of all matters reasonably affecting the PBI Shares, PBI, its Subsidiaries, and the Assets and liabilities of PBI and its Subsidiaries, including without limitation, the following:

     (a) Review of title to all Assets of PBI and of its Subsidiaries to confirm that the representations and warranties herein are true;

     (b) Review of all contracts and agreements related to the PBI Shares and/ or to PBI and/or its Subsidiaries to confirm that the representations and warranties herein are true;

     (c) Review of all other matters and conditions to confirm the absence of any circumstances, conditions or factors which are undisclosed in this Agreement and which would have a Material Adverse Effect on the value of the PBI Shares or of PBI and its Subsidiaries.

     7.6 CLOSING DOCUMENTS AND RELEASES. PBI shall have delivered to Evergreen each of the following documents in a form reasonably satisfactory to Evergreen:

     (a) Certificates (dated within thirty (30) days of the Closing Date) from the secretary of state (or analogous agency) in the applicable state where PBI and each of its Subsidiaries is incorporated and in each state where PBI and each of its Subsidiaries is registered to conduct business certifying to the corporate and tax good standing of PBI and each of its Subsidiaries;

     (b) A resignation from each present officer and director of PBI and each of its Subsidiaries.

     7.7 NO PHYSICAL DAMAGE OR CASUALTY LOSSES. There shall have been no physical damage to any of the Assets, nor shall there have been any casualty losses affecting the Assets, which losses would have a Material Adverse Effect on the value of the PBI Shares or of the Assets to Evergreen. Losses reimbursed by insurance shall not be considered in determining a Material Adverse Effect to the extent of the insurance reimbursement.

                                ARTICLE VIII
                POST-CLOSING DATE OBLIGATIONS AND INDEMNITIES

       8.1 REGISTRATION AND PIGGY-BACK RIGHTS. At Closing, the parties hereto shall enter into a Registration Rights Agreement substantially in the form attached hereto as Exhibit M.

       8.2 TAX-FREE REORGANIZATION. (a) Evergreen and PBI shall each use its reasonable best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code.

       (b) To the extent permitted under applicable tax laws, the Merger shall be reported as a reorganization within the meaning of Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Code in all federal, state, and local tax returns after the Effective Time.

       (c) Evergreen will cause PBI to hold following the Merger at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets, and at least 90% of the fair market value of Raton's net assets and 70% of the fair market value of Raton's gross assets held immediately prior to the Merger. For purposes of this subsection
(c), amounts paid by PBI or Raton to PBI Shareholders who receive cash or other property, to pay reorganization expenses, and in connection with redemptions and distributions (except for regular, normal distributions) will be treated as assets of PBI or Raton, respectively, immediately prior to the Merger.

       (d) Following the Merger, Evergreen will cause PBI to continue its historic business or use a significant portion of its historic business assets in a business.

       8.3 INDEMNIFICATION BY PRINCIPAL PBI SHAREHOLDERS. (a) Each Principal PBI Shareholder shall indemnify Evergreen against and hold Evergreen harmless from any and all Claims arising out of or related to (i) such Principal PBI Shareholder's ownership of the PBI Shares prior to the Effective Time, (ii) any breach of any warranty or representation of such PBI Shareholder contained herein, or (iii) the failure of such Principal PBI Shareholder to perform any obligation, promise or covenant contained in this Agreement.

       (b) If a Claim is made or asserted against Evergreen, and if Evergreen is entitled to seek indemnity with respect thereto under this Agreement, Evergreen shall notify each affected Principal PBI Shareholder of the claim. The affected Principal PBI Shareholder shall have 20 days after receipt of that notice to undertake, conduct and control, through counsel of his/their own choosing and at his/their own expense, the settlement or defense thereof, and Evergreen shall cooperate with him/them in connection therewith; provided, however, that the affected Principal PBI Shareholder shall permit Evergreen to participate in such settlement or defense through counsel chosen by Evergreen, provided that the fees and expenses of such counsel shall be borne by Evergreen. So long as the affected Principal PBI Shareholder is reasonably contesting any claim in good faith, Evergreen shall not pay or settle such claim. Evergreen shall not, without the consent of the Principal PBI Shareholder, enter into any settlement of a Claim that does not include as an unconditional term thereof the giving by the person(s) asserting the Claim of an unconditional release of the Principal PBI Shareholder from all liability with respect to that claim. If the Principal PBI Shareholder fails to notify Evergreen within 20 days after the receipt of Evergreen's notice of a claim of indemnity hereunder that he elects to undertake the defense thereof, Evergreen shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. No Principal PBI Shareholder shall, except with the consent of Evergreen, enter into any settlement that does not include as an unconditional term thereof the giving by the person or persons asserting the claims of an unconditional release to Evergreen from all liability with respect to that claim. In the event of any claim by Evergreen against the Principal PBI Shareholder for indemnity under this paragraph, the affected Principal PBI Shareholder(s) shall have reasonable access at all times to all files of PBI and its Subsidiaries, as they exist at the Closing Date or otherwise, which are pertinent, in the Principal PBI Shareholder's reasonable judgment, to the affected Principal PBI Shareholder(s) in the defense of the Claim for which Evergreen seeks indemnification. In the event of any claim by Evergreen against a Principal PBI Shareholder or against a PBI Shareholder and which is not for indemnity under this paragraph, or in the event of any claim by a third party against any PBI Shareholder, the PBI Shareholders shall be afforded all reasonable access to the files of PBI and its Subsidiaries, and any other access shall be in accordance with the applicable rules of civil procedure and other applicable laws and orders; provided, Evergreen expressly states that it will assert a claim of attorney-client privilege concerning any document contained in the files of PBI or of its Subsidiaries if so requested by a PBI Shareholder.

       8.4 INDEMNIFICATION BY EVERGREEN. (a) Evergreen shall indemnify PBI Shareholders against and hold PBI Shareholders harmless from any and all Claims arising out of or related to Evergreen's ownership of the PBI Shares from and after the Effective Time; any breach of representation or warranty of Evergreen contained herein, or the failure of Evergreen to perform any obligation, promise or covenant contained in this Agreement.

       (b) If a Claim is made or asserted against a PBI Shareholder, and if that PBI Shareholder is entitled to seek indemnity with respect thereto under this Agreement, that PBI Shareholder shall notify Evergreen in writing of the claim. Evergreen shall have 20 days after receipt of that notice to undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and the affected PBI Shareholder shall cooperate with Evergreen in connection therewith; provided, however, that Evergreen shall permit such PBI Shareholder to participate in such settlement or defense through counsel chosen by such PBI Shareholder, provided that the fees and expenses of such counsel shall be borne by that PBI Shareholder. So long as Evergreen is reasonably contesting any claim in good faith, the PBI Shareholder shall not pay or settle such claim. The affected PBI Shareholder shall not, without the consent of Evergreen, enter into any settlement of a Claim that does not include as an unconditional term thereof the giving by the person(s) asserting the Claim of an unconditional release of Evergreen from all liability with respect to that claim. If Evergreen does not notify the affected PBI Shareholder within 20 days after the receipt of such PBI Shareholder's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, such PBI Shareholder shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. Evergreen shall not, except with the consent of the affected PBI Shareholder, enter into any settlement that does not include as an unconditional term thereof the giving by the person or persons asserting the Claim(s) of an unconditional release to such PBI Shareholder from all liability with respect to that Claim.

       8.5  EVERGREEN'S ASSUMPTION OF CERTAIN LIABILITIES. [Reserved]

       8.6 POST-CLOSING CONFIDENTIALITY. Following the Merger, PBI Shareholders shall keep all proprietary information regarding the PBI Shares and the Assets and proprietary information regarding the business activities of PBI and of its Subsidiaries confidential and shall not disclose any information relating to those matters to any other parties unless such information is in the public domain, Evergreen has consented to that disclosure, or PBI Shareholders are required by law or order of court or governmental agency to disclose that information. This provision shall survive Closing for two (2) years.

       8.7 NAME CHANGE. As soon as reasonably practicable after the Effective Time, Evergreen shall cause PBI to file Articles of Amendment to the Articles of Incorporation of PBI with the Secretary of State of the State of Texas changing the name of the corporation from PBI to Evergreen Gas Marketing Company or such other name as Evergreen shall determine.

                                 ARTICLE IX
                                 TERMINATION

       9.1 RIGHT OF TERMINATION. This Agreement and the transactions contemplated hereby may be terminated at any time at or prior to the Closing
Date:

       (a)  By mutual written consent of the parties;

       (b) By either party if the Closing Date shall not have occurred by September 3, 1996; provided, no party may seek termination under this paragraph if such party is then in default of any of its obligations hereunder;

       (c) By Evergreen, if there has been any material breach of any obligation of PBI contained herein and such breach shall not have been remedied within five days after receipt by PBI of notice in writing specifying the nature of such breach and requesting that it be remedied.

       (d) By PBI, if there has been any material breach of any obligation of Evergreen contained herein and such breach shall not have been remedied within five days after receipt by Evergreen or Raton of notice in writing specifying the nature of such breach and requesting that it be remedied.

       9.2 EFFECT OF TERMINATION. If this Agreement is terminated, for any reasons stated in 9.1, this Agreement shall become void and of no further force or effect; provided, however, that (a) the provisions relating to confidentiality shall survive any such termination, and (b) also no such termination shall relieve any party from liability for any willful breach of this Agreement.

                                  ARTICLE X
                              EMPLOYEE MATTERS

       10.1 TERMINATION OF PBI EMPLOYEES. Prior to the Closing Date, PBI shall terminate the employment of all of its employees and the employees of each of its Subsidiaries, to the extent and as permitted by applicable law.

                                 ARTICLE XI
                                MISCELLANEOUS

       11.1 GOVERNING LAW AND JURISDICTION. This Agreement and all instruments executed in accordance with it shall be governed by and interpreted in accordance with the laws of the State of Colorado, without giving effect to the principles of conflict of laws thereof.

       11.2 ENTIRE AGREEMENT. This Agreement (together with the Exhibits hereto which are incorporated in this Agreement by this reference) constitutes the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto, and neither this nor any document delivered in connection with this Agreement confers upon any person not a party hereto any rights or remedies hereunder.

       11.3 WAIVER. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

       11.4 HEADINGS. The headings in this Agreement are for convenience only, and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. The terms "herein", "hereof", and the like refer to the entire Agreement, not just one specific paragraph.

       11.5 NOTICES. Any notice provided or permitted to be given under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by delivery by cable, telegram, telex, telecopy, by personal delivery or by depositing same in the mail, postage prepaid and registered or certified with return receipt requested, addressed to the party to be notified at the address specified in writing by that party as follows:

             If to PBI Shareholders:

             James R. Clements
             1062 La Tierra Nueva
             Santa Fe, NM 87501
             Telephone No. 505/820-1896

             F. David Graeber
             9635 Hillview Drive
             Dallas, TX 75231
             Telephone No. 214/341-4324

             James W. Williams
             4 Windwood Court
             Austin, TX 78738
             Telephone No. 512/261-5501

             The Hicks Living Trust,
             Roxanne Hicks, Trustee
             4516 Staten Island Court
             Plano, TX 75024
             Telephone No. 214/526-4181

             Sandra H. Moses
             3730 Truesdell Place
             Dallas, TX 75244-7032
             Telephone No. 214/241-0736

             James R. Macanliss
             3505 St. Johns
             Dallas, TX 75205
             Telephone No. 214/520-2884

             Christopher Vonder Hoya
             P.O. Box 8301
             Waco, TX 76714
             Telephone No. 817/741-9999

             IF TO EVERGREEN:

             Evergreen Resources, Inc.
             1512 Larimer Street, Suite 1000
             Denver, Colorado 80202
             Attention: Mr. Mark Sexton
             Telecopy No. 303-534-0408


Each party shall have the right, upon giving ten days' prior notice to the other in the manner hereinabove provided, to change its address for purposes of notice.

       11.6 EXPENSES. Except as otherwise provided herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own legal counsel and accountants).

       11.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any rule or law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

       11.8 SURVIVAL. The representations, warranties, indemnities, and covenants set forth in this Agreement shall be deemed to have been relied upon by the party to whom they are made and shall survive the Closing for a period of two years.

       11.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       11.10 ASSIGNMENT. This Agreement may not be assigned by any party hereto without the prior written consent of all other parties hereto.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                                      POWERBRIDGE, INC.


                                      By: /s/ F. David Graeber
                                         ----------------------------
                                         Name:  F. David Graeber
                                         Title: President


                                      PBI SHAREHOLDERS:


                                      /s/ James R. Clements
                                      -------------------------------
                                      James R. Clements


                                      /s/ F. David Graeber
                                      -------------------------------
                                      F. David Graeber


                                      /s/ James W. Williams
                                      -------------------------------
                                      James W. Williams


                                      /s/ Roxanne Hicks
                                      -------------------------------
                                      The Hicks Living Trust
                                      BY: Roxanne Hicks, Trustee


                                      /s/ Sandra Moses
                                      -------------------------------
                                      Sandra Moses


                                      /s/ James P. Macanliss
                                      -------------------------------
                                      James P. Macanliss


                                      /s/ Christopher Vonder Hoya
                                      -------------------------------
                                      Christopher Vonder Hoya

                                      EVERGREEN RESOURCES, INC.


                                      By: /s/ Mark S. Sexton
                                         -----------------------------
                                         Name:   Mark S. Sexton
                                         Title:  President



                                      EVERGREEN RATON PROPERTIES, INC.


                                      By: /s/ Mark S. Sexton
                                         -----------------------------
                                         Name:   Mark S. Sexton
                                         Title:  President

                              LIST OF EXHIBITS


EXHIBIT A       SCHEDULE OF ASSETS OF PBI AND ITS SUBSIDIARIES

EXHIBIT B       PBI SHAREHOLDERS AND OWNERSHIP

EXHIBIT C       PBI LEGAL PROCEEDINGS

EXHIBIT D       PBI INSURANCE

EXHIBIT E       PBI MATERIAL CONTRACTS/STATUS

EXHIBIT F       LIST OF LIABILITIES

EXHIBIT G       PBI SUBSIDIARIES

EXHIBIT H       EVERGREEN OFFICER'S CERTIFICATE

EXHIBIT I       POWERBRIDGE OFFICER'S CERTIFICATE

EXHIBIT J       PBI VIOLATIONS, CONFLICTS, BREACHES

EXHIBIT K       PBI CONSENTS AND APPROVALS

EXHIBIT L       EVERGREEN CONSENTS AND APPROVALS

EXHIBIT M       REGISTRATION RIGHTS AGREEMENT

        EXHIBIT "A" -- SCHEDULE OF ASSETS OF PBI AND ITS SUBSIDIARIES

                                    ASSETS



1.  Raton Gas Company, L.L.C.

    All working interests in undeveloped and developed leasehold and wells in Las Animas County, Colorado described on the following pages of this Exhibit A.

2.  PBI Gas Gathering Company, L.L.C.

    Fifty percent (50%) undivided interest in Primero Gas Marketing Company, a joint venture between Evergreen Resources, Inc. and PBI Gas Gathering Company, L.L.C.

3.  Far West Installment Note, principal balance $79,731.86.

4.  Accounts Receivable from Evergreen through 07/31/96.

5.  Prepaid well costs to Evergreen as of 07/31/96.

6.  Distribution from Primero Gas Gathering Company as 07/31/96.

7.  Cheverolet Suburban Lease receivable as of 07/31/96.

8.  Miscellaneous Office Furniture and Equipment.

                                 EXHIBIT "A"

The following properties located in Las Animas County, Colorado.

All right, title and interest in the Mortgagor, whether now owned or hereafter acquired, in and to the Oil and Gas Leases described below; insofar as they cover the land described below:

1)    GOV'T-MORT 42-11 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 11:  SE/4NE/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated August 1, 1985 from U.S. Department of Interior, Bureau of Land Management Lease Serial No. C-36013, Lessor, to Leonard Minerals Co, Lessee, recorded in Book 905, Page 143, of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .400000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

2)    TAYLOR 22-7 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 7:   SE/4NW/4

      b)  OIL AND GAS LEASES:

          Oil and Gas Lease dated January 19, 1984 from LDS, Inc., Lessor, to Amoco Production Company, Lessee, recorded in Book 863, Page 858 and Book 832, Page 617, of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 125 and Book 852, Page 250, of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated June 29, 1987 from Joseph M. Bonacquista, aka Joseph Martin Bonacquista, and G. June Bonacquista, husband and wife, Lessors to Miller & Kennedy, Inc., Lessee, recorded in Book 853, Page 651, of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated June 29, 1987 from Martha Menapace Bonacquista aka Martha M. Bonacquista aka Martha Bonacquista and Joe Bonacquista, wife and husband, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 854, Page 408, of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated June 29, 1987 from Mary Z. Menapace aka Mary Zena Menapace, a widow, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 854, Page 405, of the records of Las Animas County, Colorado.

          Oil and gas Lease dated June 29, 1987 from Richard P. Bonacquista, aka Richard Paul Bonacquista, and Melissa R. Bonacquista, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 854, Page 411, of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated July 6, 1987 from Henry W. Blackburn, a married man dealing in his sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 853, Page 641, of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated June 25, 1987 from David G. Shier, a married man dealing in his sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 853, Page 639, of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

3)    OZZELLO 42-1 WELL
      OZZELLO 42-1 TR WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 1:   SE/4NE/4

      b)  OIL AND GAS LEASES:

          Oil and Gas Lease dated March 26, 1988, effective January 1, 1989 from Tano E. Ozzello and Mary R. Ozzello, husband and wife, Lessors, to Amoco Production Company, Lessee, recorded in Book 861, Page 546 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated March 26, 1988, effective January 1, 1989 from Tano E. Ozzello, Jr. and Ginger L. Ozzello, husband and wife, Lessors, to Amoco Production Company, Lessee, recorded in book 861, Page 548 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated March 26, 1988, effective January 1, 1989 from Lori Jean Lamb and Robert Lamb, wife and husband, Lessors, to Amoco Production Company, Lessee, recorded in Book 861, Page 550 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated March 26, 1988, effective January 1, 1989 from Gary Lee Ozzello and Nancy Ozzello, husband and wife, Lessors, to Amoco Production Company, Lessee, recorded in Book 861, Page 552 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

4)    TAYLOR 44-1 WELL
      TAYLOR 44-1 TR WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 1:   SE/4SE/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

5)    TAYLOR 42-10 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 10:  SE/4NE/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

6)    TAYLOR 42-7 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 7:   SE/4NE/4

       b)  OIL AND GAS LEASE:

           Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

7)    TAYLOR 12-8 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 8:   SW/4NW/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

8)    TAYLOR 32-17 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 17:  SW/4NE/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

9)    HAGLER 11-12 WELL

      a)  LAND

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 12:  NW/4NW/4

      b)  OIL AND GAS LEASES:

          Oil and Gas Lease dated April 13, 1987 from Florence Hagler, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 491 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 10, 1987 from Marjorie Northcutt, a single person, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 64 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 13, 1987 from Marie Northcutt, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 924 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 13, 1987 from Lois Gerity, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 926 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 14, 1987 from Audrey Jadden, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 489 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated August 13, 1987 from Florence N. Seccombe and James C. Seccombe, Jr., wife and husband, and Florence N. Seccombe, Attorney in Fact for Forrest C. Northcutt under than certain General Power of Attorney dated February 4, 1981, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 483 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 13, 1987 from Marjorie S. Kolstad, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 485 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated November 6, 1987 from Barbara N. Hays, also known as Barbara Hays, and Rolla R. Hays, wife and husband, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 489 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated July 24, 1987 from Elizabeth Bell Taylor, as Successor Trustee of the Estate of Joseph C. Bell, deceased, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 815 and Book 856, Page 977 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated November 13, 1987 from Donald Hagler, also known as Donald O. Hagler, as Agent and Attorney in Fact for Emily Northcutt under that certain Power of Attorney dated January 18, 1987, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 973 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .43750 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

10)   GARCIA 14-30 WELL

      a)  LAND:

          TOWNSHIP 32 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 30:  Lot 4 (SW/4SW/4)

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated June 24, 1987 from Filbert Garcia and
          Alice May Garcia, husband and wife, and John E. Garcia and Mary Garcia, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 853, Page 714 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

11)   GROSSO 23-21 WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 21:  NE/4SW/4

      b)  OIL AND GAS LEASES:

          Oil and Gas Lease dated December 22, 1993 from Steve P. Grosso, a.k.a. Steve Grosso, a single man, and Ida Grosso, a single woman, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 902, Page 853 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated December 22, 1993 from John J. Minna and Teresa Minna, Trustees of the Revocable Living Trust named the Revocable Living Trust of John J. Minna and Teresa Minna dated September 26, 1990, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 903, Page 133 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated December 22, 1993 from John G. Sanders, Sr. and Antonette Sanders, as Trustees of the John G. Sanders, Sr. and Antonette Sanders Living Trust dated November 2, 1991, Lessors, to Evergreen Recources, Inc., Lessee, recorded in Book 902, Page 858 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

12)   JAN H STATE 14-16 WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 16:  SW/4SW/4

      b)  OIL AND GAS LEASE:

          State of Colorado Oil and Gas Lease No. OG 92/9063-S dated June 18, 1992, State of Colorado, Lessor, to John D. Buckley, Lessee, recorded in Book 908, Page 175 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

13)   RUDY BO 12-16 WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 16:  SW/4NW/4

      b)  OIL AND GAS LEASE:

          State of Colorado Oil and Gas Lease No. OG 92/9063-S dated June 18, 1992, State of Colorado, Lessor, to John D. Buckley, Lessee, recorded in Book 908, Page 175 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

14)   LAURA 41-12 WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 12:  NE/4NE/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated April 13, 1987 from Florence Hagler, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 491 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 10, 1987 from Marjorie Northcutt, a single person, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 64 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 13, 1987 from Marie Northcutt, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 924 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 13, 1987 from Lois Gerity, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 926 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 14, 1987 from Audrey Jadden, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 489 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated August 13, 1987 from Florence N. Seccombe and James C. Seccombe, Jr., wife and husband, and Florence N. Seccombe, Attorney in Fact for Forrest C. Northcutt under than certain General Power of Attorney dated February 4, 1981, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 483 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated April 13, 1987 from Marjorie S. Kolstad, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 485 of the ecords of Las Animas County, Colorado.

          Oil and Gas Lease dated November 6, 1987 from Barbara N. Hays, also known as Barbara Hays, and Rolla R. Hays, wife and husband, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 89 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated July 24, 1987 from Elizabeth Bell Taylor, as Successor Trustee of the Estate of Joseph C. Bell, deceased, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 15 and Book 856, Page 977 of the records of Las Animas County, Colorado.

          Oil and Gas Lease dated November 13, 1987 from Donald Hagler, also known as Donald O. Hagler, as Agent and Attorney in Fact for Emily Northcutt under that certain Power of Attorney dated January 18, 1987, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 73 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

15)   JACKS 24-6 WELL
      JACKS 24-6 TR WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 6:   SE/4SW/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated August 1, 1989 from Marilyn Jo Maes Breedlove, aka M. J. Breedlove, a married woman, and Gerald K. Maes, aka G. K. Maes, a married man; both dealing in their sole and separate property; AND as cosignatories of that certain Power of Attorney for Gilbert Maes, a widower, Lessors, to Amoco Production Company, Lessee, recorded in Book 869, Page 286, of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

16)   DON 44-7 WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 7:   SE/4SE/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

17)   KATHY 21-11 WELL

      a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 11:  NE/4NW/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

      which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

18)  STEPH 23-1 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 1:     NE/4SW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated April 13, 1987 from Florence Hagler, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 491 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 10, 1987 from Marjorie Northcutt, a single person, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 64 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Marie Northcutt, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 924 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Lois Gerity, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 926 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 14, 1987 from Audrey Jadden, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 489 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 13, 1987 from Florence N. Seccombe and James C. Seccombe, Jr., wife and husband, and Florence N. Seccombe, Attorney in Fact for Forrest C. Northcutt under than certain General Power of Attorney dated February 4, 1981, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 483 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Marjorie S. Kolstad, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 485 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated November 6, 1987 from Barbara N. Hays, also known as Barbara Hays, and Rolla R. Hays, wife and husband, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 489 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated July 24, 1987 from Elizabeth Bell Taylor, as Successor Trustee of the Estate of Joseph C. Bell, deceased, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 815 and Book 856, Page 977 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated November 13, 1987 from Donald Hagler, also known as Donald O. Hagler, as Agent and Attorney in Fact for Emily Northcutt under that certain Power of Attorney dated January 18, 1987, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 973 of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .250000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

19)  PONDEROSA 22-6 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 6:     SE/4NW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated August 1, 1989 from Marilyn Jo Maes Breedlove, aka M. J. Breedlove, a married woman, and Gerald K. Maes, aka G. K. Maes, a married man; both dealing in their sole and separate property; AND as cosignatories of that certain Power of Attorney for Gilbert Maes, a widower, Lessors, to Amoco Production Company, Lessee, recorded in Book 869, Page 286, of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .437500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .500000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

20)  BUD 34-6 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 6:     SW/4SE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated August 9, 1993, from Donald O. Hagler, individually and as Attorney-in-Fact for Emily J. Northcutt, a widow; and Judith H. Hagler, wife of Donald O. Hagler, Lessors, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 585 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from Dorothy M. Hodgson, a widow, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 582 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from Yvonne Hickey, a widow, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 579 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from Barbara N. Hayes, a married woman dealing in her sole and separate property, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 576 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from Florence N. Seccombe, a married woman dealing in her sole and separate property, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 573 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from Marjorie Smith Kolstad, a married woman dealing in her sole and separate property, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 570 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from William N. Hagler, individually and Attorney-in-Fact for Florence Hagler, a widow, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 588 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 9, 1993, from Audrey Smith Jadden, a married woman dealing in her sole and separate property, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 1006 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated July 30, 1993, from Gerity Children's Trust as established under the Will of Lois Northcutt Gerity, Lessor, to Rush Creek Resources, Ltd., Lessee, recorded in Book 901, Page 1003 of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

21)  LIS 14-5 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 5:     SW/4SW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

22)  SPUNKY 23-8 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 8:     NE/4SW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

23)  BOWMAN 44-8 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 8:     SE/4SE/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated July 22, 1993 from John J. Bowman and Rudolph Bowman, a.k.a. Rudy Bowman, both as single men, Lessors, to Rush Creek Resources, Ltd., Lessee, recorded in Book 897, Page 339, of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

24)  DOUG 11-17 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 17:    NW/4NW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .87500 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of 1.00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

25)  SPARKY 33-17 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 17:    NW/4SE/4

      b) OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

26)  SHARON 33-11 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 11:    NW/4SE/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

27)  DOROTHY 34-2 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 2:     SW/4SE/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

28)  BARR 13-11 WELL

     a)   LAND:

          TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
          Section 11:    NW/4SW/4

      b)  OIL AND GAS LEASE:

          Oil and Gas Lease dated August 7, 1989 from First Bank and Trust as personal representative of the estate of Catherine Liggett Barr, deceased, Lessors, to Amoco Production Company, Lessee, recorded in Book 870, Page 23 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

29)  MADRID 14-12 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 12:    SW/4SW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated April 13, 1987 from Florence Hagler, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 491 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 10, 1987 from Marjorie Northcutt, a single person, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 64 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Marie Northcutt, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 924 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Lois Gerity, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 926 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 14, 1987 from Audrey Jadden, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 489 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 13, 1987 from Florence N. Seccombe and James C. Seccombe, Jr., wife and husband, and Florence N. Seccombe, Attorney in Fact for Forrest C. Northcutt under than certain General Power of Attorney dated February 4, 1981, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 483 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Marjorie S. Kolstad, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 485 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated November 6, 1987 from Barbara N. Hays, also known as Barbara Hays, and Rolla R. Hays, wife and husband, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 489 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated July 24, 1987 from Elizabeth Bell Taylor, as Successor Trustee of the Estate of Joseph C. Bell, deceased, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 815 and Book 856, Page 977 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated November 13, 1987 from Donald Hagler, also known as Donald O. Hagler, as Agent and Attorney in Fact for Emily Northcutt under that certain Power of Attorney dated January 18, 1987, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 973 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

30)  WISER 41-6 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 6:     NE/4NE/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated August 31, 1989, from Elfriede A. Grimes, a widow, Lessor, to Amoco Production Company, Lessee, recorded in Book 870, Page 254, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 31, 1989, from Halden G. Parrish and LaVina P. Parrish, husband and wife, Lessors, to Amoco Production Company, Lessee, recorded in Book 870, Page 252, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated June 30, 1994, from Mary F. Kjerstad and Kem K. Kjerstad, her husband, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 907, Page 855, of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

31)  ROCKY 12-5 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 5:     SW/4NW/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated April 21, 1994, from Marilyn Jo Breedlove, also known as Marilyn J. Breedlove and M. J. Breedlove, and Clyde W. Breedlove, wife and husband, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 907, Page 865, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 21, 1994, from Gerald K. Maes, also known as G. K. Maes, and Jo Ann Maes, husband and wife, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 907, Page 879, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated May 3, 1989, from William H. Wacker and James
         N. Oaks, Sr., Trustees of the Wacker Minerals Trust, Lessors, to Amoco Production Company, Lessee, recorded in Book 869, Page 293, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated May 3, 1989, from Gerald Dixon, Trustee of the Dixon Minerals Trust, Lessor, to Amoco Production Company, Lessee, recorded in Book 869, Page 278, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated February 7, 1994, from Veronica M. Goodrich, also known as Veronica Goodrich, a married woman dealing in her sole and separate property, Lessor, to Evergreen Resources, Inc., Lessee, recorded in Book 905, Page 39, of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

32)  BOX CANYON 34-5 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 5:     SW/4SE/4

     b)  OIL AND GAS LEASE:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).


33)  STEVE 41-20 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 20:    NE/4NE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated December 22, 1993 from Steve P. Grosso, a.k.a. Steve Grosso, a single man, and Ida Grosso, a single woman, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 902, Page 853 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated December 22, 1993 from John J. Minna and Teresa Minna, Trustees of the Revocable Living Trust named the Revocable Living Trust of John J. Minna and Teresa Minna dated September 26, 1990, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 903, Page 133 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated December 22, 1993 from John G. Sanders, Sr. and Antonette Sanders, as Trustees of the John G. Sanders, Sr. and Antonette Sanders Living Trust dated November 2, 1991, Lessors, to Evergreen Recources, Inc., Lessee, recorded in Book 902, Page 858 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

34)  ANNETTE 21-21 WELL

     a)  LAND:

          TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
          Section 21:    NE/4NW/4

      b)  OIL AND GAS LEASES:

          Oil and Gas Lease dated December 22, 1993 from Steve P. Grosso, Lessor, to Evergreen Recources, Inc., Lessee, recorded in Book 902, Page 849 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

35)  DONKEY 32-18 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST
         Section 18:    SW/4NE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

36)  WARREN 23-7 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 7:     NE/4SW/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

37)  BLU 42-2 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 2:     SE/4NE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

38)  MEDIDA 44-10 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 10:    SE/4SE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 7, 1989 from First Bank and Trust as personal represenative of the estate of Catherine Liggett Barr, deceased, Lessors, to Amoco Production Company, Lessee, recorded in Book 870, Page 23 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

39)  NORTHCUTT 33-12 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 12:    NW/4SE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated April 13, 1987 from Florence Hagler, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 491 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 10, 1987 from Marjorie Northcutt, a single person, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 64 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Marie Northcutt, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 924 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Lois Gerity, a single woman, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 851, Page 926 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 14, 1987 from Audrey Jadden, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 489 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 13, 1987 from Florence N. Seccombe and James C. Seccombe, Jr., wife and husband, and Florence N. Seccombe, Attorney in Fact for Forrest C. Northcutt under than certain General Power of Attorney dated February 4, 1981, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 483 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated April 13, 1987 from Marjorie S. Kolstad, a married woman dealing in her sole and separate property, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 485 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated November 6, 1987 from Barbara N. Hays, also known as Barbara Hays, and Rolla R. Hays, wife and husband, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 489 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated July 24, 1987 from Elizabeth Bell Taylor, as Successor Trustee of the Estate of Joseph C. Bell, deceased, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 855, Page 815 and Book 856, Page 977 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated November 13, 1987 from Donald Hagler, also known as Donald O. Hagler, as Agent and Attorney in Fact for Emily Northcutt under that certain Power of Attorney dated January 18, 1987, Lessor, to Miller & Kennedy, Inc., Lessee, recorded in Book 856, Page 973 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

40)  GROSSO 13-17 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 17:    NW/4SW/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated December 22, 1993 from Steve P. Grosso, a.k.a. Steve Grosso, a single man, and Ida Grosso, a single woman, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 902, Page 853 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated December 22, 1993 from John J. Minna and Teresa Minna, Trustees of the Revocable Living Trust named the Revocable Living Trust of John J. Minna and Teresa Minna dated

         September 26, 1990, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 903, Page 133 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated December 22, 1993 from John G. Sanders, Sr. and Antonette Sanders, as Trustees of the John G. Sanders, Sr. and Antonette Sanders Living Trust dated November 2, 1991, Lessors, to Evergreen Recources, Inc., Lessee, recorded in Book 902, Page 858 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

41)  BONCARBO 33-31 WELL

     a)  LAND:

         TOWNSHIP 32 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 31:    NW/4SE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated August 31, 1989, from Elfriede A. Grimes, a widow, Lessor, to Amoco Production Company, Lessee, recorded in Book 870, Page 254, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated August 31, 1989, from Halden G. Parrish and LaVina P. Parrish, husband and wife, Lessors, to Amoco Production Company, Lessee, recorded in Book 870, Page 252, of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated June 30, 1994, from Mary F. Kjerstad and Kem K. Kjerstad, her husband, Lessors, to Evergreen Resources, Inc., Lessee, recorded in Book 907, Page 855, of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

42)  3 BEAR 32-8 WELL

     a)  LAND:

         TOWNSHIP 33 SOUTH, RANGE 65 WEST, 6TH P.M.
         Section 8:     SW/4NE/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated March 31, 1987 from Paul Warren Taylor, also known as Warren Taylor, and Dorothy Taylor, husband and wife, Lessors, to Miller & Kennedy, Inc., Lessee, recorded in Book 852, Page 250 and Book 855, Page 125 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .00000 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .00000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

43)  NATIONS #1 31-26 WELL

     a)  LAND:

         TOWNSHIP 31 SOUTH, RANGE 66 WEST, 6TH P.M.
         Section 26:    NW/4SW/4

     b)  OIL AND GAS LEASES:

         Oil and Gas Lease dated September 15, 1993 from Lawrence E. Cher, Lessor, to Evergreen Resources, Inc., Lessee, recorded in Book 905, Page 27 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated March 2, 1994 from Carolyn L. Shogrin, Lessor, to Evergreen Resources, Inc., Lessee, recorded in Book 905, Page 31 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated September 15, 1994 from Thomas Allen Briggs, III, Lessor, to Evergreen Resources, Inc., Lessee, recorded in Book 915, Page 661 of the records of Las Animas County, Colorado.

         Oil and Gas Lease dated January 31, 1994 from Wells Fargo Bank, Lessor, to Evergreen Resources, Inc., Lessee, recorded in Book 911, Page 214 of the records of Las Animas County, Colorado.

     which rights, titles and interest before payout are represented and warranted to (i) vest in Mortgagor and entitle it to receive not less than .21875 in the form of a net revenue interest of the oil and gas (including but not limited to gas producible from coal-bearing formations) and all substances produced in association therewith in, under and produced from such Land, and (ii) obligate Mortgagor to bear and pay not in excess of .25000 of the costs and expenses of developing and operating such land for the production of oil and gas (including but not limited to gas producible from coal-bearing formations).

                             END OF EXHIBIT "A"

                EXHIBIT "B" -- PBI SHAREHOLDERS AND OWNERSHIP



         Shareholder                                       PBI Shares
         -----------                                       ----------
         James R. Clements                                  262,500
         F. David Graeber                                   222,500
         James W. Williams                                   58,889
         Hicks Living Trust, Roxanne Hicks, Trustee          25,000
         Christopher Vonder Hoya                              7,500
         James R. Macanliss                                   7,500
         Sandra H. Moses                                      5,000
                                                            -------
         TOTAL SHARES                                       588,889

                    EXHIBIT "C" -- PBI LEGAL PROCEEDINGS

                                 LITIGATION



         None

                        EXHIBIT "D" -- PBI INSURANCE

                                  INSURANCE



Insured's Name:              Powerbridge Inc.
                             3625 N. Hall Street #620
                             Dallas, TX  75219
                             214/520-8177

Producer's Name:             Alexander & Alexander of Texas, Inc.
                             2711 N. Haskell Avenue #800 LB8
                             Dallas, TX  75204
                             214/880-0321

Policy #:                    96 3710 47 70

Policy Period:               From 08/26/95 to 08/26/96

Insurance:                   General Liability
                             Property Insurance
                             Mobile Equipment

                EXHIBIT "E" -- PBI MATERIAL CONTRACTS/STATUS

                                 CONTRACTS



1. Gas Purchase Contract between Raton Gas Company, L.L.C. and Primero Gas Marketing Company dated May 31, 1996.

2. Option for right of Operatorship on a power plant developed by Picketwire Power, L.L.C. to Lone Star Development Company.

3. Contingent Fees to Dr. Ted Guth for environmental services for Picketwire Power, L.L.C. for a potential power plant in Las Animas County, Colorado.

                                 EXHIBIT "F"
                             LIST OF LIABILITIES


1.   Bingham Dana & Gould, L.L.P.                         $7,500.00
     150 Federal Street
     Boston, MA  02110-1726

2.   Chadbourne & Parke                                   74,879.38
     30 Rockefeller Plaza
     New York, NY  10112-0127

3.   Kuntz Bonesio, L.L.P.                                 7,000.00
     1717 Main Street #4050, LB39
     Dallas, TX  75201

4.   Thorp Reed & Armstrong                               22,410.87
     One Riverfront Center
     Pittsburgh, PA  15222-4895

5.   Hibernia National Bank Revolving Note             3,596,000.00
     313 Carondelet Street
     New Orleans, LA  70130

6.   Evergreen Operating Corporation                      31,241.67
     1512 Larimer Street #1000
     Denver, CO  80202

7.   Park Creek Place                                     78,995.80
     c/o Ecom Real Estate Management Inc.
     3141 Hood Street #200
     P.O. Box 191348
     Dallas, TX  75219

8.   Lanier Worldwide, Inc.                                3,112.90
     2401 E. Randol Mill Road #473
     Arlington, TX  76011

9.   Graybar Financial Services                            5,499.45
     201 West Big Beaver Road #800
     Troy, MI  48084

10.  Alco Capital Resource, Inc.                             752.35
     P.O. Box 9115
     Macon, GA  31298-2099


     TOTAL ASSUMED LIABILITIES                        $3,827,392.42
                                                      -------------
                                                      -------------

                        EXHIBIT "G" - PBI SUBSIDIARIES



                                                               STATE OF
       SUBSIDIARY               OWNERSHIP                    ORGANIZATION
       ----------               ---------                    ------------
PBI Capital, L.P.        Powerbridge, Inc.;                    Delaware
                         Energy Investors Fund, L.P.;
                         Energy Investors Fund II, L.P.

PBI Fuels, L.P.          Powerbridge, Inc.;                    Delaware
                         Energy Investors Fund, L.P.;
                         Energy Investors Funds II, L.P.

PBI Gas Gathering        Powerbridge, Inc.;                    Delaware
Company, L.L.C.          PBI Fuels, L.P.

Raton Gas Company,       Powerbridge, Inc.;                    Delaware
L.L.C.                   PBI Fuels, L.P.

Picketwire Power,        James R. Clements;                    Wyoming
L.L.C.                   PBI Capital, L.P.

PBI Pennsylvania, L.P.   Powerbridge, Inc.;                    Delaware
                         PBI Capital, L.P.

Homer City Power, L.P.   PBI Pennsylvania, L.P.                Delaware
                         Allegheny Energy Resources, Inc.

                                 EXHIBIT "H"

                          EVERGREEN RESOURCES, INC.
                            OFFICERS' CERTIFICATE


       We, Mark S. Sexton and J. Keither Martin, as President and Secretary, respectively, of Evergreen Resources, Inc., a Colorado corporation ("Evergreen"), do hereby jointly and severally certify as follows:

       1. In accordance with Section 6.3 of the Merger Agreement dated on or about August 14, 1996 (the "Agreement"), between Evergreen, Evergreen Raton Properties, Inc. ("Raton") and Powerbridge, Inc. ("PBI"), this certificate is provided as a condition under the Agreement. Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Agreement.

       2. As of the date hereof, there has not been any material adverse change in the condition, financial or otherwise, or the earnings, affairs or business prospectus of Evergreen and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

       3. Each of the representations and warranties of Evergreen contained in the Agreement is true and correct as of the date hereof with the same force and effect as though made on this date.

       4. Attached hereto as EXHIBIT 1 is a true, correct and complete copy of the resolutions of the Evergreen Board of Directors duly adopted by the Board of Directors of August 14, 1996, approving the Agreement, Merger and related transactions by and among Evergreen, Raton and PBI. Such resolutions have not been amended, modified, supplemented, annulled or revoked, are in full force and effect in the form adopted, and are the only resolutions relating to the Agreement, Merger and related transactions.

       5. Attached hereto as EXHIBIT 2 is a true, correct and complete copy of the resolutions of the Raton Board of Directors duly adopted by the Board of Directors on August 14, 1996, approving the Agreement, Merger and related transactions by and among Evergreen, Raton and PBI. Such resolutions have not been amended, modified, supplemented, annulled or revoked, are in full force and effect in the form adopted, and are the only resolutions relating the Agreement, Merger and related transactions.

       6. Attached hereto as EXHIBIT 3 is a true, correct and complete copy of the Consent of the Sole Shareholder of Raton, Evergreen, dated August 14, 1996, approving the Agreement, Merger and related transactions by and among Evergreen, Raton and PBI. Such consent has not been amended, modified, supplemented, annulled or revoked, is in full force and effect in the form adopted, and is the only consent relating to the Agreement, Merger and related transactions.

       7. No vote of the Shareholder of Evergreen is required to effect the Agreement, Merger and related transactions.

       Dated this 14th day of August, 1996.



                                        /s/ Mark S. Sexton
                                        --------------------------------
                                        Mark S. Sexton
                                        President



                                        /s/ J. Keither Martin
                                        --------------------------------
                                        J. Keither Martin
                                        Secretary

                                  Exhibit 1

              CERTIFICATE OF PASSAGE OF RESOLUTIONS AT DIRECTORS'
                         MEETING, WITH ACKNOWLEDGMENT

                           EVERGREEN RESOURCES, INC.

                               AUGUST 14, 1996

       At a duly constituted meeting of the Board of Directors of Evergreen Resources, Inc. held on August 14, 1996, the following resolutions were adopted:

       RESOLVED: The Company has formed a new wholly-owned subsidiary, named Evergreen Raton Properties, Inc., a Colorado Corporation, for the purpose of acquiring Raton Basin oil and gas properties and assets by merging into Powerbridge, Inc ("PBI"). Evergreen Raton Properties, Inc., will not survive the merger in which Powerbridge becomes a wholly-owned subsidiary of Evergreen Resources, Inc.

       There will initially be three Directors and three Officers:

             Mark S. Sexton, President and a Director
             Kevin R. Collins, Treasurer and a Director
             J. Keither Martin, Secretary and a Director

       An initial 1,000 shares of no par value common stock will be authorized. Initially, 100 shares will be outstanding.

       RESOLVED: That Evergreen Resources, Inc., as sole shareholder of PBI following the resignation of the existing Officers and Directors of PBI, hereby elects the following as new Directors of PBI:

             Dennis R. Carlton
             Kevin R. Collins
             J. Keither Martin
             Mark S. Sexton

       I, the undersigned, hereby certify that the foregoing is a true copy of the resolutions adopted by the Board of Directors of the abovementioned Corporation at a meeting of the said Board held on the aforementioned date, and entered upon the regular minute book of said Corporation, and now in full force and effect, and that the Board of Directors of the Corporation has, and at the time of the adoption of said resolutions had, full power and lawful authority to adopt said resolutions and to confer the powers thereby granted to the officers therein named, who have full power and lawful authority to exercise the same.

                                        /s/ J. Keither Martin
                                        --------------------------------
                                        J. Keither Martin
                                        Secretary
                                        Evergreen Resources, Inc.


(Corporate Seal)

                                  Exhibit 2

             CERTIFICATE OF PASSAGE OF RESOLUTIONS AT DIRECTORS'
                        MEETING, WITH ACKNOWLEDGMENT

                       EVERGREEN RATON PROPERTIES, INC.

                               AUGUST 14, 1996

       At a duly constituted meeting of the Board of Directors of Evergreen Raton Properties, Inc. held on August 14, 1996, the following resolution was adopted:

       RESOLVED: That effective as of August 1, 1996, Evergreen Raton Properties, Inc., will merge into Powerbridge, Inc. ("PBI") causing PBI to become a wholly-owned subsidiary of Evergreen Resources, Inc. The principal PBI asset being acquired is general partnership and limited partnership interests in PBI Fuels, LP ("PBIF"). The merger will be effected pursuant to the terms of the Agreement and Plan of Merger by and among PBI, Evergreen Resources, Inc., and the company dated as of August 14, 1996.

       I, the undersigned, hereby certify that the foregoing is a true copy of the resolutions adopted by the Board of Directors of the abovementioned Corporation at a meeting of the said Board held on the aforementioned date, and entered upon the regular minute book of said Corporation, and now in full force and effect, and that the Board of Directors of the Corporation has, and at the time of the adoption of said resolutions had, full power and lawful authority to adopt said resolutions and to confer the powers thereby granted to the officers therein named, who have full power and lawful authority to exercise the same.

                                        /s/ J. Keither Martin
                                        --------------------------------
                                        J. Keither Martin
                                        Secretary
                                        Evergreen Raton Properties, Inc.

                                  Exhibit 3

                    CONSENT OF EVERGREEN RESOURCES, INC.



       We, Mark S. Sexton and J. Keither Martin, as President and Secretary of Evergreen Resources, Inc. ("ERI"), hereby confirm that ERI, as the sole shareholder of Evergreen Raton Properties, Inc. ("ERPI"), consents to ERPI executing and carrying out its responsibilities under the Agreement and Plan of Merger by and among Powerbridge, Inc., ERI, and ERPI.

                                        /s/ Mark S. Sexton
                                        --------------------------------
                                        Mark S. Sexton, President




                                        /s/ J. Keither Martin
                                        --------------------------------
                                        J. Keither Martin, Secretary

                                 EXHIBIT "I"
                              POWERBRIDGE, INC.
                            OFFICERS' CERTIFICATE

     We, F. David Graeber and James W. Williams, as President and Secretary, respectively, of Powerbridge, Inc., a Texas corporation ("PBI"), do hereby jointly and severally certify as follows:

     1. In accordance with Section 7.3 of the Merger Agreement dated on or about August 14, 1996 (the "Agreement"), between Evergreen Resources, Inc. ("Evergreen"), Evergreen Raton Properties, Inc. ("Raton") and PBI, this certificate is provided as a condition under the Agreement. Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Agreement.

     2. As of the date hereof, there has not been any material adverse change in the condition, financial or otherwise, or the earnings, affairs or business prospectus of PBI and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

     3. Each of the representations and warranties of PBI contained in the Agreement is true and correct as of the date hereof with the same force and effect as though made on this date.

     4. Attached hereto as EXHIBIT 1 is a true, correct and complete copy of the Unanimous Written Consent of the PBI Board of Directors duly adopted by the Board of Directors on August 9, 1996 approving the Agreement, Merger and related transactions by and among Evergreen, Raton and PBI. Such resolutions have not been amended, modified, supplemented, annulled or revoked, are in full force and effect in the form adopted, and are the only resolutions relating to the Agreement, Merger and related transactions.

     5. Attached hereto as EXHIBIT 2 is a true, correct and complete copy of the Unanimous Written Consent of Shareholders of PBI duly adopted on August 12, 1996. Such Shareholders' Consent has not been amended, modified, supplemented, annulled or revoked, is in full force and effect in the form adopted, and is the only consent adopted by the PBI Shareholders related to the Agreement, Merger and related transactions.

Dated this 14th day of August, 1996.

                                        /s/ F. David Graeber
                                        --------------------------------
                                        F. David Graeber
                                        President


                                        /s/ James W. Williams
                                        --------------------------------
                                        James W. Williams
                                        Secretary

                                  EXHIBIT 1

                   UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                        IN LIEU OF SPECIAL MEETING

     Pursuant to the provisions of Articles 9.09 and 9.10B of the Texas Business Corporation Act (the "Act") the undersigned being all the members of the Board of Directors of Powerbridge, Inc. (the "Company"), hereby waive notice of the time, place and purpose of a special meeting and unanimously consent to and confirm the taking of the following actions by the Board of Directors of the Company by the written consent of the members thereof, such written consent to be evidence of the actions taken by the members of the Board of Directors on the date indicated below and filed by the Secretary of the Company with the minutes of the meetings of the Board of Directors;

     WHEREAS, Evergreen Resources, Inc. ("Evergreen") is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, Evergreen Raton Properties, Inc. ("Raton") is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Texas;

     WHEREAS, the parties desire to effect a merger of Raton with and into the Company (the "Merger"), with the Company being the surviving corporation (the "Surviving Corporation") to be governed by the Texas Business Corporation Act;

     WHEREAS, the Board of Directors of the Company has reviewed an Agreement and Plan of Merger by and among Evergreen, Raton and the Company (the "Agreement"), which specifies the terms and conditions of the Merger;

     WHEREAS, the Board of Directors of the Company deems that it is advisable and in the best interests of the Company that Raton be merged with and into the Company, with the Company the Surviving Corporation, and with the shareholders of the Company receiving shares of Common Stock of Evergreen and Warrants for Common Stock of Evergreen in exchange for their PBI Shares;

     RESOLVED, that the Agreement be submitted and recommended by the Board of Directors of the Company to the shareholders of the Company for approval.

     FURTHER RESOLVED, that subject to obtaining the approval of the shareholders of the Company to the Agreement, the form, terms and provisions of the Agreement, and the transactions and other acts contemplated by or incident to such Agreement be, and they hereby are, authorized and approved.

     FURTHER RESOLVED, that, subject to obtaining the approval of the shareholders of the Company to the Agreement, the officers of the Company are authorized to negotiate and conclude the Agreement with such changes therein and/or additions thereto as such officers may in their discretion deem appropriate, the execution thereof to be conclusive evidence of such approval.

     FURTHER RESOLVED, that the officers of the Company are authorized to execute any and all documents and do any and all things that they may deem necessary or advisable in order to consummate the Merger and the Agreement in accordance with their terms.

     FURTHER RESOLVED, that the officers of the Company hereby are authorized, for and on behalf of the Company to execute, acknowledge, and file with the Secretary of State of the States of Texas and Colorado articles of merger as required by applicable law, incorporating the terms and purposes of these resolutions.

     FURTHER RESOLVED, that the merger of Raton into the Company shall be effective upon the filing of both: (a) the Articles of Merger with the Texas Secretary of State and (b) the Articles of Merger with the Colorado Secretary of State.

     FURTHER RESOLVED, that the officers of the Company, and each of such officers, hereby are authorized, for and on behalf of the Company, to execute, deliver, and file such documents, take such steps, and perform such acts, including, without limitation, the making, execution, and filing of the Articles of Merger and all appropriate filings as may, in their judgment, be necessary or incidental or convenient to the implementation of the transaction contemplated by or to fulfill the purposes of the resolutions hereby adopted, and any such documents executed, delivered, and filed or actions taken by them or any of them shall be conclusive evidence of their authority in so doing.

     FURTHER RESOLVED, that all actions by the officers of the Company in furtherance of the purposes of these resolutions and the Merger and Agreement be, and hereby are, ratified, adopted and approved.

     IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of Directors as of this 9th day of August, 1996.

                                        /s/ James R. Clements
                                        --------------------------------
                                        James R. Clements




                                        /s/ F. David Graeber
                                        --------------------------------
                                        F. David Graeber



                                        /s/ James W. Williams
                                        --------------------------------
                                        James W. Williams




                                        /s/ Roxanne Hicks
                                        --------------------------------
                                        Roxanne Hicks

                                  EXHIBIT 2

                        UNANIMOUS WRITTEN CONSENT OF
                      SHAREHOLDERS OF POWERBRIDGE, INC.

     Pursuant to the provisions of Articles 9.09 and 9.10A of the Texas Business Corporation Act (the "Act") the undersigned being all the holders of all issued and outstanding shares of capital stock of Powerbridge, Inc., a Texas corporation (the "Company"), hereby waive notice of the time, place and purpose of a special meeting and unanimously consent to and approve in writing the adoption of the resolutions contained herein with the same force and effect as if adopted at a formal meeting of the Shareholders of the
Corporation:

     WHEREAS, Evergreen Resources, Inc. ("Evergreen") is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, Evergreen Raton Properties, Inc. ("Raton") is a corporation duly organized and existing under the laws of the State of Colorado;

     WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Texas;

     WHEREAS, the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company that Raton be merged with and into the Company, with the Company being the surviving corporation;

     RESOLVED, that the Company is authorized to enter into the Agreement and Plan of Merger (the "Agreement") dated on or about August 14, 1996, by and among the Company, Evergreen and Raton, and the transactions and other acts contemplated by or incident to such Agreement be, and they hereby are, authorized and approved.

     FURTHER RESOLVED, that the officers of the Company are authorized to negotiate and conclude the Agreement and Plan of Merger with such changes therein and/or additions thereto as such officers may in their discretion deem appropriate, the execution thereof to be conclusive evidence of such approval.

     FURTHER RESOLVED, that the officers of the Company are authorized to execute any and all documents and do any and all things that they may deem necessary or advisable in order to consummate the Agreement and Plan of Merger in accordance with its terms.

     FURTHER RESOLVED, that the officers of the Company are authorized, for and on behalf of the Company, to execute, acknowledge, and file with the Secretary of State of the State of Texas and the Secretary of State of any other required states articles of merger (the "Articles of Merger") as required by Article 5.04 of the Texas Business Corporation Act and Title 7,
Article 111-105 of the Colorado Business Corporation Act, incorporating the terms and purposes of these resolutions.

     FURTHER RESOLVED, that the merger of Raton with and into the Company shall be effective upon the filing of the Articles of Merger with the Secretary of State of the State of Texas and the Secretary of State of the State of Colorado.

     FURTHER RESOLVED, that the officers of the Company, and each of such officers, hereby are authorized, for and on behalf of the Company, to execute, deliver, and file such documents, take such steps, and perform such acts, including, without limitation, the making, execution, and filing of the Articles of Merger and all appropriate filings as may, in their judgment, be necessary or incidental or convenient to the implementation of the transaction contemplated by or the purposes of the resolutions hereby adopted, and any such documents executed, delivered, and filed or actions taken by them or any of them shall be conclusive evidence of their authority in so doing.

     FURTHER RESOLVED, that all actions taken by the officers and directors of the Company in furtherance of the purposes of the Merger and Agreement be, and hereby are, ratified, adopted and approved.

     IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of Directors as of this 12th day of August, 1996.

                                        /s/ James R. Clements
                                        --------------------------------
                                        James R. Clements



                                        /s/ F. David Graeber
                                        --------------------------------
                                        F. David Graeber



                                        /s/ James W. Williams
                                        --------------------------------
                                        James W. Williams



                                        /s/ Roxanne Hicks
                                        --------------------------------
                                        The Hicks Living Trust
                                        By: Roxanne Hicks



                                        /s/ Sandra H. Moses
                                        --------------------------------
                                        Sandra H. Moses



                                        /s/ James R. Macanliss
                                        --------------------------------
                                        James R. Macanliss



                                        /s/ Christopher Vonder Hoya
                                        --------------------------------
                                        Christopher Vonder Hoya

              EXHIBIT "J" -- PBI VIOLATIONS, CONFLICTS, BREACHES


     None.

                  EXHIBIT "K" -- PBI CONSENTS AND APPROVALS


1.  Hibernia National Bank, pursuant to Revolving Note.

2.  Energy Investors Funds, L.P., pursuant to Agreements.

3.  Energy Investors Funds II, L.P., pursuant to Agreements.

               EXHIBIT "L" -- EVERGREEN CONSENTS AND APPROVALS


1. Evergreen will file a Current Report on Form 8-K pursuant to Section 13 or 15(d) of the Exchange Act of 1934.

                                 EXHIBIT "M"

                        REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of this ____ day of August, 1996 by and between Evergreen Resources, Inc. ("ERI") and the PBI Shareholders set forth on the Signature Page hereof (collectively, the "Shareholders").

     WHEREAS the Shareholders, on the date hereof, have received 143,396 shares of ERI's no par value common stock, all as contemplated in that certain Merger Agreement dated the date hereof and entered into between (among other parties) the parties hereto (the "Merger Agreement");

     WHEREAS ERI desires to grant to the Shareholders the registration rights set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. For purposes of this Agreement, except as otherwise specifically provided herein, the following capitalized terms (in their singular and plural forms as applicable) shall have the meanings set forth below:

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Lock-up Period" means the 90 day period following the effectiveness of the Pending Offering.

     "Majority in Interest" means the Shareholders, their successors and assigns holding a majority of the then outstanding Registrable Securities, determined on the basis of the aggregate number of shares of Registrable Securities held by the Shareholders.

     "Pending Offering" means the secondary offering of securities currently contemplated by ERI. The Pending Offering shall be deemed terminated if the initial filing of the registration statement to be filed with the Commission has not been made by December 31, 1996.

     The terms "register," "registered," and "registration" refer to a registration effected by preparing the filing of a registration statement in compliance with the Securities Act, and the declaration or order by the Commission of the effectiveness of such registration statement.

     "Registrable Securities" means the shares of ERI Common Stock issued pursuant to the Merger Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Underwritten Public Offering" means a public offering of Common Stock for cash which is offered and sold in a registered transaction pursuant to an agreement between ERI and one or more underwriters.

     SECTION 2. REGISTRATION RIGHTS. (a) SELLING SHAREHOLDER REGISTRATION. As soon as reasonably practicable following the end of the Lock-Up Period and the request of a Majority in Interest, ERI shall use its best efforts to file a Registration Statement on Form S-3 which registers all or any part of the Registrable Securities outstanding and then held by all Shareholders. The Shareholders shall be entitled to demand registration under this Section 2(a) only on one occasion. Upon receipt of notice of such demand (and, as applicable, a determination that the proposed offering may reasonably meet such minimum criteria), ERI agrees to:

         (i) promptly give written notice of the proposed registration to all other Shareholders; and

         (ii) use its best efforts to effect, as soon as practicable, such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such requesting Shareholders' Registrable Securities as is specified in the request by the Shareholder to ERI, together with all or such portion of the Registrable Securities of any other Shareholders joining in such request as is specified in further requests received by ERI within thirty (30) days after such written notice is given.

     (b) CERTIFICATES. Notwithstanding anything to the contrary herein, ERI shall not be obligated to effect any registration contemplated herein unless the Shareholders provide ERI with such certificates and indemnification as it may reasonably requested to the effect that the Shareholders' registration and sale of the Registrable Securities will be made in compliance with applicable federal and state securities laws.

     (c) PIGGYBACK REGISTRATION. If, after the end of the Lock-up Period, the Shareholders shall not have exercised their rights under Section 2(a) and ERI shall register any shares of Common Stock, other than pursuant to Section 2(a) or pursuant to a registration statement on Form S-4 or S-8 (or similar form), it shall promptly give to each Shareholder written notice thereof (which shall include, to the extent available, a list of the jurisdictions in which ERI intends to attempt to qualify the offer and sale of such securities under the applicable blue sky or other state securities laws) and shall use its reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any Underwritten Public Offering associated therewith, all the Registrable Securities specified in any written request or requests by any Shareholders received by ERI within thirty (30) days after such written notice is given, except as and to the extent that, in the opinion of the managing underwriter or underwriters (if such method of disposition shall be an Underwritten
Public Offering), such inclusion would result in more than fifty percent
(50%) of the Common Stock proposed to be sold by ERI being excluded from the offering or would materially adversely affect the marketing of such Common Stock proposed to be sold (as reasonably determined by managing underwriters).

     (d) REGISTRATION EXPENSES. All expenses of any registrations permitted pursuant to this Agreement and of all other offerings by ERI (including, but not limited to, the expenses of any interim audit required by any underwriters in the event of an offering requested pursuant to Section 2(a) or 2(c) hereof, any qualifications under the blue sky or other state securities laws, compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of any securities to the public in connection with registration, of supplying prospectuses, offering circular or other documents but excluding fees of any special counsel retained by the Shareholders and underwriting fees and discounts and selling commissions applicable to the sale of the Registrable Securities) will be paid by ERI.

     (e) REGISTRATION PROCEDURES. In the case of such registration, qualification or compliance effected by ERI pursuant to this Agreement in which any Shareholder's Registrable Securities are included pursuant to this Agreement, ERI will, at its expense:

          (i) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of the Registrable Securities, not to exceed nine (9) months;

          (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such Registrable Securities, not to exceed nine (9) months;

          (iii) furnish to the Shareholders participating in such registration and to the underwriters of Registrable Securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such Registrable Securities;

          (iv) use its diligent good faith efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Shareholders may reasonably request in writing within twenty (20) days following the original filing of such registration statement; provided, however, that in the case of an Underwritten Public Offering, the managing underwriter or underwriters shall advise ERI with respect to blue sky qualification and related matters;

          (v) notify counsel for the Shareholders participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vi) notify counsel for such Shareholders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (vii) prepare and file with the Commission, promptly upon the request of any Shareholders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Shareholders (and concurred in by counsel for ERI), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Common Stock other than an amendment or supplement required solely as a result of a change by such Shareholder in the method of distribution of the Registrable Securities.

          (viii) prepare and promptly file with the Commission and promptly notify counsel for such Shareholders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, any event other than a change in the method of distribution of the Registrable Securities selected by the Shareholders shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

     (f) RELATED REGISTRATION MATTERS. If the Shareholders secure an underwriter, ERI will enter into an underwriting agreement in connection with any registration subject to the provisions of Section 2(a) in which any Registrable Securities are included, which agreement shall be reasonably acceptable to ERI and contain such terms, provisions and agreements which are customary and appropriate for such registration. In connection with any Underwritten Public Offering in which any Registrable Securities are included, to the extent not provided in the underwriting agreement related to such offering, ERI shall use its reasonable efforts to:

          (i) list the shares of Common Stock included in such offering on any national securities exchange on which the Common Stock has previously been approved for listing;

          (ii) engage a bank or other company to act as transfer agent and registrar for the Common Stock, unless ERI has already engaged a transfer agent and registrar;

          (iii) cause customary opinions of counsel, comfort letters of accountants and other appropriate documents to be delivered by representatives of ERI; and

          (iv) as soon as practicable after the effective date of the registration statement, and, in any event, within sixteen (16) months thereafter, make "generally available to its securities holders" (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

     (g) INFORMATION BY SHAREHOLDERS. Each Shareholder requesting to be included in any registration shall furnish to ERI such information regarding such Shareholder and the distribution proposed by such Shareholder as ERI may reasonably require in connection with any registration, qualification or compliance referred to in Section 2.

     (h) ASSIGNMENT. The rights to cause ERI to register Registrable Securities under this Section 2 are personal and may not be assigned.

     (i) NOTICE REQUIREMENTS. Any notice from a holder of Registrable Securities requesting registration of some or all of such Registrable Securities pursuant to Sections 2(a) and 2(c) shall (A) specify the number of shares of Registrable Securities intended to be included in such registration; (B) describe the nature and method of the proposed offering and sale; (D) include an undertaking to provide all information and materials concerning such holder and the method of distribution and to take any other actions reasonably requested by ERI to enable ERI to comply with the Securities Act, any state securities law and/or the applicable requirements of the Commission or any state securities commissioner or similar agency or official.

     SECTION 3. IMPLEMENTATION. (a) EFFECT OF SALE. Any Shareholder who sells all of its Registrable Securities pursuant to the terms of this Agreement shall cease to have any further rights under this Agreement.

     (b) PRIORITY. Nothing herein shall preclude ERI from granting registration rights on parity with the registration rights set forth in
Section 2(c) hereof. The parties acknowledge the existence of the registration rights agreement between ERI and Energy Investors Fund I and Energy Investors Fund II (dated the date hereof) and that such agreement is on parity with this Agreement. In the event that a "cutback" is required by the underwriters as contemplated in Section 2(c) hereof, such cutback will be pro rata based on the respective parties' ownership of Registrable Securities (under their respective agreements).

     (c) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended from time to time by an instrument in writing signed by ERI and a Majority in Interest. Any receipt of benefit of the Shareholders hereunder may be waived by a Majority in Interest.

     (d) ADJUSTMENTS. In the event ERI shall declare a stock split, stock dividend or other distribution of capital stock in respect of, or issue capital stock in replacement of or exchange for, any Registrable Securities, such Registrable Securities shall be subject to this Agreement and the provisions of this Agreement providing for calculations based on the number of shares of Registrable Securities shall be adjusted accordingly to account for the shares issued in respect of the Registrable Securities.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        Evergreen Resources, Inc.

                                  By:   /s/ Mark S. Sexton
                                        --------------------------------
                                        President


                                        SHAREHOLDERS:

                                        /s/ F. David Graeber
- -------------------------------         --------------------------------

- -------------------------------         --------------------------------

- -------------------------------         --------------------------------